EXHIBIT 99.3
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Friedman, Billings, Ramsey Group, Inc.
Long-Term Investment Matrix (1)
As of June 30, 2002
(Dollars in thousands)

The following chart shows the allocation of Friedman, Billings, Ramsey Group, Inc.'s long-term investments, as stated on the June 30, 2002 balance sheet, by sector and by managed fund and also shows the allocation of long-term investments in publicly traded and private securities. Funds manages by FBR are categorized by the value of the majority of their investments. Funds managed by third parties are categorized on the basis of representations from the third party managers. In addition, from time to time, FBR Group implements risk management strategies, the value of which may not be included in the balance sheet line for long-term investments.


Financial                                                     Public         Private          Total
---------
                                                           -------------   ------------   -------------

FBR Ashton, Limited Partnership                                $ 15,578       $    -          $ 15,578      10.7%
FBR Private Equity Fund, LP                                         506          1,702           2,208       1.5%
FBR Future Financial Fund, LP                                       -              866             866       0.6%
FBR Financial Services Partners, LP                                  99          1,196           1,295       0.9%
Direct investment                                                 1,351            -             1,351       0.9%
                                                           -------------   ------------   -------------  ---------
                                                                 17,534          3,764          21,298      14.6%

Real Estate/Mortgage
FBR Asset Investment Corporation                                 68,549            301          68,850      47.5%
Direct investment                                                 4,231            -             4,231       2.9%
                                                           -------------   ------------   -------------  ---------
                                                                 72,780            301          73,081      50.4%

                                                           -------------   ------------   -------------  ---------
                                                Subtotal         90,314          4,065          94,379      65.0%
                                                           -------------   ------------   -------------  ---------

Technology and Biotechnology
FBR Technology Venture Partners, LP (2)                             -              795             795       0.6%
FBR Technology Venture Partners II                                  234          1,932           2,166       1.5%
FBR CoMotion Venture Capital I, LP (3)                              -            2,037           2,037       1.4%
FBR Family of Mutual Funds                                          774            -               774       0.5%
DDL and related direct investments                                  253          5,573           5,826       4.0%
Direct investment                                                   534            -               534       0.4%
Third-party partnerships                                             80          2,868           2,948       2.0%
Other                                                                79            -                79       0.1%
                                                           -------------   ------------   -------------  ---------
                                                                  1,954         13,205          15,159      10.5%

Capital Crossover Partners (third party partnership)              9,640            -             9,640       6.6%

                                                           -------------   ------------   -------------  ---------
                                                Subtotal         11,594         13,205          24,799      17.1%
                                                           -------------   ------------   -------------  ---------

Debt
                                                           -------------   ------------   -------------  ---------
Direct investment (4)                                               -            7,500           7,500       5.2%
                                                           -------------   ------------   -------------  ---------

Other
FBR Arbitrage, LLC                                               11,400            -            11,400       7.9%
FBR Weston, Limited Partnership                                   2,699            -             2,699       1.9%
FBR Pegasus Fund, LLC                                             3,302(5)         -             3,302       2.3%
Third-party partnership                                             750            -               750       0.5%
Other                                                                20            196             216       0.1%

                                                           -------------   ------------   -------------  ---------
                                                                 18,171            196          18,367      12.7%
                                                           -------------   ------------   -------------  ---------

                                                           -------------   ------------   -------------  ---------
TOTALS                                                        $ 120,079       $ 24,966       $ 145,045     100.0%
                                                           =============   ============   =============  =========

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(1)  Excludes trading securities inventory and bank investment securities.
(2) Amount includes accrued Fund Manager Compensation expense ("FMC") of $120. Asset value net of FMC as of June 30, 2002 was $675.
(3) Amount includes loans of $456 made by FBR Group to FBR CoMotion Venture Capital I, LP.
(4)  Represents private debt of one issuer with a face amount of $7,500.
(5) Fund of private funds. Comprises public securities of component funds according to component fund managers.